UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 7, 2013, SLM Corporation (the “Company”) and Higher One Holdings, Inc. (“Higher One”) issued a press release announcing that Higher One has acquired the Company’s Campus Solutions business. Under the terms of the purchase agreement, Higher One acquired substantially all of the assets of the Company’s Campus Solutions business in an all cash transaction valued at approximately $47.25 million. The Company estimates this sale will contribute approximately $0.08 to both GAAP and core earnings per share for the second quarter.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This current report and the accompanying press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This current report and the accompanying press release contain forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. Forward-looking statements include, but are not limited to, statements about the sale price of the Campus Solutions business and the impact of the Campus Solutions business sale on the Company’s future financial results. These forward-looking statements are based on current expectations and assumptions and not on historical facts. There are important factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including adjustments to the sale price and the potential for unanticipated charges not currently expected.

Additional factors, among others, that may affect future results are described in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. All forward-looking statements are qualified by these cautionary statements and are made only as of the date of this report. The Company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations.

Non-GAAP Financial Measure

The Company provides core basis earnings because management makes its financial decisions on such measures. For additional information, see “Core Earnings – Definition and Limitations” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1*	SLM Corporation and Higher One Holdings Inc. Press Release dated May 7, 2013.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: May 7, 2013	By:	/s/ Joseph A. DePaulo
Joseph A. DePaulo
Executive Vice President – Banking and Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1*	SLM Corporation and Higher One Holdings Inc. Press Release dated May 7, 2013.

*	Furnished herewith.